SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) – October 9, 2001

MELLON BANK, N.A.
(Originator of Mellon Bank Premium Finance Loan Master Trust)
(Exact name of Registrant as specified in charter)

United States	333-53250	51-0015912

(State or other jurisdiction of	(Commission File Number)	(IRS Employer ID

incorporation)		Number)

One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000
(Address, including zip code, and telephone number, including area code, of registrant's principal offices)

N/A
(Former name or former address, if changed since last report)

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
(Exact name of Registrant as specified in charter)

New York	333-53250-01	[Applied for]

(State or other jurisdiction of	(Commission File Number)	(IRS Employer ID

incorporation)		Number)

One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant's principal offices)

N/A
(Former name or former address, if changed since last report)

MELLON PREMIUM FINANCE LOAN OWNER TRUST
(Exact name of Registrant as specified in charter)

Delaware	333-53250-02	[Applied for]

(State or other jurisdiction of	(Commission File Number)	(IRS Employer ID

incorporation)		Number)

c/o Chase Manhattan Bank, USA, National Association
1201 N. Market Street
Wilmington, DE 19801
(302) 428-3372

Carl Krasik, Esq.
Mellon Financial Corporation
Suite 1910
500 Grant Street
Pittsburgh, Pennsylvania 15258-0001
(412) 234-5222
(Address, including zip code, and telephone number, including area code, of registrant's principal offices)

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events

      The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON BANK, N.A., as registrant

By:	STEVEN G. ELLIOTT

	Name:	Steven G. Elliott

	Title:	Senior Vice Chairman &

Chief Financial Officer

MELLON PREMIUM FINANCE LOAN OWNER TRUST, as registrant

By: Mellon Bank, N.A., as depositor

By:	STEVEN G. ELLIOTT

	Name:	Steven G. Elliott

	Title:	Senior Vice Chairman &

Chief Financial Officer

MELLON BANK PREMIUM FINANCE

LOAN MASTER TRUST

By: MELLON PREMIUM FINANCE LOAN OWNER TRUST, as depositor

By:	MELLON BANK, N.A., as depositor

By:	STEVEN G. ELLIOTT

	Name:	Steven G. Elliott

	Title:	Senior Vice Chairman &

Chief Financial Officer

Dated: October 9, 2001

INDEX TO EXHIBITS

Exhibit No.	Document Description	Method of Filing

20	Monthly Certificateholders Statement	Filed herewith